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                        SECURITIES AND EXCHANGE COMISSION

                             WASHINGTON, D.C. 20549



                       ----------------------------------
                                    FORM 8-K
                       ----------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 1999
                                                        -----------------

                               CYGNE DESIGNS, INC.

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                           0-22102                  04-2843286
----------------------------      -------------    -----------------------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)          Identification No.)


680 Fifth Avenue, New York, New York                             10019
------------------------------------               -----------------------------
(Address of principal executive                               (Zip Code)
offices)



     Registrant's telephone number, including area code: (212) 489-3900
                                                         ---------------

Item 2. Acquisition or Disposition of Assets


     On November 15, 1999, with an effective date of October 31,1999, Cygne Designs, Inc. (the "Company") consummated the sale of its Knit business to Jordache Limited pursuant to, the Amended and Restated Acquisition Agreement dated as of August 1, 1999, by and among M.T.G.I.- Textiles Manufacturing Group (Israel) Ltd. ("MTGI"), MBS(Cygne) Company, A.C. Services, Inc. and Jordache Limited.

     The assets transferred to Jordache consist of substantially all of the assets used by the Knit business in the manufacture of women's Knit clothing, including machinery, equipment, raw materials, leases, rental agreements, supplies used in the business, furniture, computer hardware and software, and certain operating data and the records of MTGI and network equipment, as well as all of the outstanding stock of Wear & Co. S.r.l ("Wear"). MTGI is the Company's wholly-owned Israeli subsidiary and Wear was the Company's wholly-owned Italian subsidiary.

     The sale did not include cash, accounts receivable and certain other assets of the MTGI business.

     The liabilities assigned to, and assumed by, Jordache are all obligations of MTGI under the contracts and registration included within the assets sold to Jordache. In consideration of the sale to Jordache of the assets, Jordache paid the Company consideration equal to (a) the adjusted net book value of the inventory, fixed assets, advances to vendors and an investment in a dye house facility owned by MTGI, all subject to posting closing adjustments, less an amount equal to the difference between (I) the sum (a) $80,000 and (b) MTGI's income before taxes for the period from August 1, 1999 to October 31,1999 and
(i) the operating expense of Wear & Co. International, Inc., the U.S. marketing company for MTGI and (ii) $100,000 for the outstanding stock of Wear and assumed liabilities described above. In addition, Jordache has paid Cygne a commission of $600,000 on unfilled orders for products included the assets and $400,000 for a non-compete payment in the transaction. The Company received a note from Jordache in the amount of $2,717,062 due November 30, 1999 and cash of $500,000. The Company will use the proceeds from the sale to fund transaction expenses and taxes related to the sale, and together with retained cash and collections of MTGI accounts receivable, repay bank borrowings related to MTGI and other MTGI liabilities including severance of $800,000 to Jonathon Kafri, who ran the Knit business.

Item 7.   Financial Statements and Exhibits

     (b)  Pro forma financial information.

          1. The unaudited pro forma condensed balance sheet of Cygne Designs, Inc. as of July 31, 1999, giving effect to the sale of the Knit business as if such transaction occurred on July 31, 1999.

          2. The unaudited pro forma condensed consolidated statement of operations of Cygne Designs, Inc. for the fiscal year ended January 30, 1999, giving effect to the sale of the Knit business, as if such sale were consummated on the first day of the fiscal year.

          3. The unaudited pro forma condensed consolidated statement of operations of Cygne Designs, Inc. for the six months ended July 31, 1999, giving effect to the sale of the Knit business, as if such sale was consummated on the first day of the fiscal period.

The Company did not declare any cash dividends during the periods for which financial data is presented. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The unaudited pro forma financial information set forth below is not necessarily indicative of the Company's financial position or the results of operations that actually would have occurred if the transactions had been consummated on the dates shown. In addition, they are not intended to be a projection of results of operations that may be obtained by the Company in the future.

     (c)  Exhibits

          4. Amended and Restated Acquisition Agreement dated as of August 1, 1999 by and between MTGI,- Textiles Manufacturers Group (Israel) Ltd., MBS (Cygne) Company, A.C. Services, Inc. and Jordache Limited(previously filed with the Commission as Appendix A incorporated herein by reference from the Company's proxy statement dated September 28,1999.

                               CYGNE DESIGNS, INC.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                  JULY 31, 1999
                                ($ in thousands)

                                                   As Reported        Adjustments      Pro Forma
                                                   -----------        -----------      ---------
ASSETS
Current assets:
   Cash                                              $3,950                              $3,950
   Trade accounts receivable                          5,505                               5,505
   Inventory                                          1,733                               1,733
   Assets held for sale                              10,752            ($10,752)(a)           0
   Other receivables and prepaid expenses             1,763                               1,763
                                                    -------            --------         -------
           Total current assets                      23,703             (10,752)         12,951
   Fixed assets, net                                  2,604                               2,604
   Other assets                                         550                                 550
                                                    -------            --------         -------
           Total assets                             $26,857            ($10,752)        $16,105
                                                    =======            ========         =======

LIABILITIES AND STOCKHOLDER' EQUITY
Liabilities
Current liabilities:
   Short-term borrowing                              $7,501             ($7,501)(b)          $0
   Accounts payable and accrued expenses              7,824              (3,051)          4,773
   Income taxes payable                               6,072                               6,072
                                                    -------            --------         -------
           Total current liabilities                 21,397             (10,552)         10,845
Stockholders' Equity                                  5,460                (200)(c)       5,260
                                                    -------            --------         -------
           Total liabilities and
             stockholders' equity                   $26,857            ($10,752)        $16,105
                                                    =======            ========         =======


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(a)  Historical net assets recorded at net realizable value based upon the proceeds from this transaction as if it occurred on July 31, 1999.

(b) Cash proceeds ($500,000 payment and collection of note receivable) from sale of assets, including $400,000 non-compete payment, used first to pay amounts outstanding under our Israeli bank facility and transaction expenses, then outstanding accounts payable and accrued expenses. In addition, cash from operations during the period August 1, 1999 to closing were used to substantially reduce short-term borrowings.

(c)  Consists of:
        o Our payment of $800,000 in severance to Mr. Kafri, who runs our knit business.
        o  Our receipt of a commission payment of $600,000 from Jordache.


                                  CYGNE DESIGNS, INC.
         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                              YEAR ENDED JANUARY 30, 1999
                       (In thousands, except per share amounts)

                                          As           Knit       Pro Forma
                                       Reported     Operations   Adjustments     Pro Forma
                                       --------     ----------   -----------     ---------

Net sales                              $ 43,013      $ 25,891        $ --         $ 17,122

Cost of goods sold                       42,753        24,838          --           17,915
                                       --------      --------        ------       --------
Gross profit (loss)                         260         1,053          --             (793)

Selling, general and
  administrative expenses                 4,381           841          --            3,540

Provision for impairment of Knit
  business assets                         2,564         2,564          --             --

Provision (recoupment) for lease
  termination expenses                     (902)         --            --             (902)

Amortization of intangibles                 364           364          --             --
                                       --------      --------        ------       --------
(Loss) from operations                   (6,147)       (2,716)         --           (3,431)

Interest income (expense), net               91          (272)         --              363
                                       --------      --------        ------       --------
(Loss) before income taxes               (6,056)       (2,988)         --           (3,068)

Provision for income taxes                  269           171          --               98
                                       --------      --------        ------       --------
Net (loss) income                      ($ 6,325)     ($ 3,159)       $ --         ($ 3,166)
                                       ========      ========        ======       ========

Net (loss) per share - basic             ($0.51)                                    ($0.25)
                                         ======                                     ======
Weighted average number of common
  shares outstanding                     12,438                                     12,438
                                         ======                                     ======

Net (loss) per share assuming
   dilution                              ($0.51)                                    ($0.25)
                                         ======                                     ======
Weighted average number of common
  shares and dilutive securities         12,438                                     12,438
                                         ======                                     ======


                               CYGNE DESIGNS, INC.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JULY 31, 1999
                   ($ in thousands, except per share amounts)

                                               As            Knit       Pro Forma
                                            Reported      Operations   Adjustments    Pro Forma
                                            --------      ----------   -----------    ---------
Net sales                                   $ 26,727       $ 13,970       $  --        $ 12,757

Cost of goods sold                            24,033         13,177          --          10,856
                                            --------       --------       -------      --------
Gross profit                                   2,694            793          --           1,901

Selling, general and
  administrative expenses                      2,024            440          --           1,584

Provision for impairment of Knit
  business assets                                886            886          --               0
                                            --------       --------       -------      --------
(Loss) income from operations                   (216)          (533)         --             317

Interest income (expense), net                  (326)          (306)         --             (20)
                                            --------       --------       -------      --------
(Loss) income before income taxes               (542)          (839)         --             297

Provision for income taxes                        44             17          --              27
                                            --------       --------       -------      --------
Net (loss) income                           $   (586)      $   (856)      $  --        $    270
                                            ========       ========       =======      ========

Net (loss) per share - basic                  $(0.05)                                    $ 0.02
                                              ======                                     ======

Weighted average number of common
  shares outstanding                          12,438                                     12,438
                                              ======                                     ======

Net (loss) per share assuming dilution        $(0.05)                                    $ 0.02
                                              ======                                     ======
Weighted average number of common
  shares and dilutive securitie               12,438                                     12,438
                                              ======                                     ======


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CYGNE DESIGNS, INC.

Date: November 29, 1999                            By: /s/ ROY E. GREEN
                                                       ----------------
                                                           Roy E. Green
                                                           Secretary